ALLIANCE WORLD INCOME TRUST, INC.

ANNUAL REPORT
OCTOBER 31, 1995



LETTER TO SHAREHOLDERS                        ALLIANCE WORLD INCOME TRUST, INC.
_______________________________________________________________________________

December 4, 1995

Dear Shareholder:

The U.S. bond market continued its broad-based rally over the past six months. The rally strengthened despite strong third quarter gross domestic product growth, as restrained inflationary pressures and expectations for a more accommodative monetary policy buoyed investor confidence. Outside the U.S., emerging market and other foreign debt prices also rose during the six-month reporting period.

MARKET REVIEW
As expected a year ago, the Federal Reserve's monetary tightening that began early in 1994 came to an end as economic growth moderated to more sustainable levels. Short-term interest rates stabilized following the late December 1994 Mexican peso crisis and the increase in the federal funds rate in February of 1995. Longer-term interest rates declined sharply in April as evidence of a slowing, but still healthy, economy mounted and inflationary fears receded. Lower interest rates combined with significant corporate earnings growth has supported a strong rally in stocks and across nearly all sectors of the fixed income markets for most of 1995. Inflation remains at very low levels and progress is underway in Washington to balance the U.S. fiscal budget.

The rally in the U.S. bond market has been fueled largely by favorable economic developments. Investment grade and high yield corporate securities offered the highest total return, but across all major sectors of the U.S. fixed income market longer-duration securities outperformed shorter-duration securities as rates on all maturities declined.

Emerging market and other foreign debt prices have rebounded sharply since March due in part to the favorable U.S. interest rate environment and some improvement in the Mexican and Argentine economic outlook.

INVESTMENT RESULTS
Alliance World Income Trust benefited from 1995's bond market price gains. Most of the Fund's gain has been achieved over the past six months, however, as debt prices worldwide recovered from the difficult market conditions that existed in late 1994 and early 1995. In the table below, your Fund's performance over the fiscal reporting period ended October 31, 1995, is compared with the short maturity U.S. government bond market, represented by the Merrill Lynch (ML) 1-3 Year Government Bond Index, and the Lipper Short World Multi-Market Income Funds Average, which reflects performance of 44 funds (complete descriptions of these unmanaged benchmarks appear on page 3):


                            Total Return as of October 31, 1995
                                 12 Months       6 Months
                                 ---------       --------
  ALLIANCE WORLD INCOME TRUST      -6.35%         +2.47%
  ML 1-3 Year Index                +2.17%         +1.39%
  Lipper Short World MM
    Income Funds Avg.              +3.18%         +4.58%


The Fund's total returns are based on the net asset values of each class of shares as of October 31; additional investment results appear on page 3. As of October 31, the Fund's net assets were distributed as follows:


   PORTFOLIO DISTRIBUTION BY COUNTRY
   U.S. - 87.0%
   New Zealand - 7.3%
   Mexico - 5.7%


INVESTMENT OUTLOOK
In the following pages is a discussion with Douglas Peebles, your Fund's portfolio manager. Mr. Peebles provides an update on the current political and economic situation in Mexico, on new areas of investment for the Fund since we last reported and on the areas that he expects will provide future opportunities. We appreciate your investment in the Fund and look forward to updating you on its progress in the coming period.

Sincerely,

John D. Carifa
Chairman and President


1



INTERVIEW WITH PORTFOLIO MANAGER
DOUGLAS J. PEEBLES, VICE PRESIDENT            ALLIANCE WORLD INCOME TRUST, INC.
_______________________________________________________________________________

Q: THE FUND HAS MADE POSITIVE STRIDES OVER THE LAST SIX MONTHS. WHAT CONTRIBUTED TO THE IMPROVEMENT IN THE FUND'S TOTAL RETURN?

MR. PEEBLES: The high percentage of the Fund's assets invested in U.S. short-term securities was the biggest factor. These assets performed well during the last six months due to the strong rally in the U.S. bond market that resulted from a decline in interest rates. The strong price appreciation in fixed income markets outside the U.S. was also a positive factor despite the portfolio's low exposure outside the U.S. Overall, the very short maturity of the Fund did limit the benefit of these gains versus securities with longer maturities, but the rally was strong even at the short ends of global yield curves.

The second factor involved the decline in the value of the Japanese yen of approximately 20% from its peak in June. Since we have been using the yen as a hedge currency, this worked quite nicely in the Fund's favor.

Q: WHAT ARE YOU EXPECTING FOR MAJOR CURRENCIES OVER THE NEAR TERM?

MR. PEEBLES: Our currency outlook is really more of an outlook on the U.S. dollar. We are expecting the dollar to appreciate versus both the Japanese yen and the German deutschemark.

The long-standing U.S. trade deficit appears to have peaked, which should benefit the dollar, but, more importantly, the outlook for our budget deficit compared to the Japanese and German budget deficits is very favorable. The poor fiscal situations in Europe and Japan will impede economic growth in these regions which should contribute to weaker currencies. Also, in the U.S., structural reform in both the labor market and in the corporate sector have far outweighed any reforms undertaken in Europe or Japan. In Europe the social welfare system remains far too large in the current competitive global environment, and Japanese markets for goods and services remain closed to global competition, thus hindering its economy. For these reasons we look for the dollar to appreciate.

Q: SUBSEQUENT TO THE OCTOBER 31 REPORTING PERIOD, YOU INITIATED EXPOSURE TO THE THAI BAHT. WHY HAVE YOU ESTABLISHED A POSITION IN THIS CURRENCY?

MR. PEEBLES: The East Asian region has had the strongest overall economic growth of any region in the world in the last 10 years or so. In our view, this strong growth pattern should continue over the next decade and specifically, we believe exposure to the Thai Baht will benefit the Fund's performance.

There are a couple of major events that have already helped spur growth in countries such as Thailand. First, The People's Republic of China is beginning to open up its market to outsiders and Thailand will benefit because of its broadly educated population, relatively cheap labor force and established manufacturing base.

Also, many Japanese companies have started to outsource their manufacturing into Thailand as the cost structures there are a fraction of those in Japan. Consequently, foreign direct investment in Thailand by the Japanese can be expected to remain at high levels.

Q: THE PORTFOLIO'S EXPOSURE TO MEXICO IS A BIT LOWER THAN IT WAS IN APRIL. ARE THERE STILL OPPORTUNITIES IN MEXICO?

MR. PEEBLES: In our view the Mexican peso remains very cheap and real interest rates remain attractive-that is why the Fund is still invested in Mexico. However, the political situation, the banking sector, and the monetary policies of the Mexican officials all remain quite nebulous. We must have a clearer picture of how some of the outstanding issues will be worked out before we commit more of the Fund's assets to Mexico.

Q: OVERALL, WHAT IS YOUR OUTLOOK FOR GLOBAL FIXED INCOME INVESTING GOING
FORWARD?

MR. PEEBLES: Our outlook continues to be relatively favorable. The last move in official interest rates by all three of the world's major central banks, the U.S. Federal Reserve, the German Bundesbank and the Bank of Japan, was to lower rates, which we believe could be repeated when monetary policy is next reviewed.


2



INVESTMENT RESULTS                            ALLIANCE WORLD INCOME TRUST, INC.
_______________________________________________________________________________

AVERAGE ANNUAL TOTAL RETURN AS OF OCTOBER 31, 1995

 . One Year               -6.35%
 . Since Inception*       +1.91%
 . SEC Yield               5.78%


The average annual total returns reflect investment of dividends and/or capital gains distributions in additional shares. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Yield is for the 30 days ended October 31, 1995.


*  Inception: 12/90.



GROWTH OF A $10,000 INVESTMENT:  12/31/90 TO 10/31/95

ML 1-3 Year Government Index

Lipper Short World
Multi-Market Income
Funds Average

World Income Trust:  $10,956

$14,000
$13,000$12,000
$11,000$10,000
$9,000

12/31/90         10/31/95

This chart illustrates the total value of an assumed $10,000 investment in Alliance World Income Trust (from inception) with dividends and capital gains reinvested. Results should not be considered representative of future gain or loss in capital value or dividend income.

The Merrill Lynch 1-3 Year Government Index is composed of U.S. Government agency and Treasury securities with maturities of one to three years.

The Lipper Short World Multi-Market Income Funds Average reflects performance of 44 funds that invest in non-U.S. dollar and U.S. dollar debt instruments. The funds tracked by Lipper Analytical Services have generally similar investment objectives to Alliance World Income Trust, though some of the funds may have somewhat different investment policies.


3



PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1995                              ALLIANCE WORLD INCOME TRUST, INC.
_______________________________________________________________________________

                                          PRINCIPAL
                                            AMOUNT
                                             (000)     U.S.$VALUE
------------------------------------------------------------------
MEXICO-9.1%
GOVERNMENT OBLIGATION-9.1%
Mexican Treasury Bills
  46.50%, 11/01/95(a)(b)                MXP 13,250    $ 1,876,989
  38.00%, 1/04/96(a)(b)                     10,000      1,307,943
  45.00%, 2/08/96(a)(b)                     14,890      1,879,433

Total Mexican Securities
  (cost $5,578,441)                                     5,064,365

NEW ZEALAND-7.3%
GOVERNMENT OBLIGATION-7.3%
Government of New Zealand
  8.00%, 11/15/95(a)
  (cost $3,893,406)                     NZ$  6,200      4,091,392

UNITED STATES-86.9%
DEBT OBLIGATIONS-57.2%
Abbey National
  5.61%, 12/22/95(a)(b)                 US$  3,000      2,978,901
ABN - AMRO
  5.67%, 11/03/95(a)(b)                      2,500      2,498,820
Bank One Funding
  5.72%, 11/30/95(a)(b)                      3,000      2,986,509
BBV Finance
  5.63%, 12/15/95(a)(b)                      3,000      2,981,154
Caisse Des Depots Et Consign
  5.69%, 12/28/95(a)(b)                      3,000      2,990,223
Commerzbank
  5.68%, 12/29/95(a)(b)                      2,000      1,993,408
Commonwealth Bank of Australia
  5.67%, 11/01/95(a)(b)                      3,000      2,999,748
Deutsche Bank Financial
  5.70%, 11/13/95(a)(b)                      3,000      2,993,619
SMM Trust Co., Ltd.
  6.25%, 11/22/96 FRN(a)(b)(c)          US$  3,500(a)   3,498,950
Svenska Handelsbanken
  5.71%, 11/16/95(a)(b)                      3,000      2,992,272
Toronto Dominion
  5.68%, 12/08/95(a)(b)                      3,000      2,983,557
                                                       31,897,161

GOVERNMENT OBLIGATION-14.3%
US Treasury Bill
  5.27%, 12/14/95(a)(b)                      8,000      7,951,721

CERTIFICATES OF DEPOSIT-10.7%
National Bank of Detroit
  5.75%, 11/10/95(a)                         3,000      3,000,000
Societe Generale Bank
  5.75%, 12/18/95(a)                         3,000      3,000,000
                                                        6,000,000

TIME DEPOSITS-4.7%
Wachovia Bank
  5.90%, 11/01/95                            1,400      1,400,000
WestDeutsche Landesbank
  5.56%, 1/09/96                             1,200      1,200,000
                                                        2,600,000

Total United States Securities
  (cost $48,420,170)                                   48,448,882

TOTAL INVESTMENTS-103.3%
  (cost $57,892,017)                                   57,604,639
Other assets less liabilities-(3.3%)                   (1,826,698)

NET ASSETS-100%                                       $55,777,941


(a) Security, or portion thereof, has been segregated to collateralize forward exchange currency contracts. This collateral has a total market value of approximately $55,004,639.

(b)  Annualized yield to maturity at purchase date.

(c)  Stated interest rate in effect at October 31, 1995.

     Glossary:
     FRN - Floating Rate Note.
     See notes to financials.


4



STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1995                              ALLIANCE WORLD INCOME TRUST, INC.
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $57,892,017)           $57,604,639
  Cash                                                                  91,302
  Receivable for investment securities sold                          7,982,833
  Interest receivable                                                  277,974
  Unrealized appreciation of forward exchange currency contracts       200,349
  Deferred organization expenses                                         2,103
  Total assets                                                      66,159,200

LIABILITIES
  Payable for investment securities purchased                        9,830,031
  Payable for capital stock redeemed                                   156,561
  Dividend payable                                                     103,295
  Distribution fee payable                                              32,563
  Advisory fee payable                                                  23,443
  Accrued expenses and other liabilities                               235,366
  Total liabilities                                                 10,381,259

NET ASSETS                                                         $55,777,941

COMPOSITION OF NET ASSETS
  Capital stock, at par                                            $    67,336
  Additional paid-in capital                                        59,588,446
  Undistributed net investment income                                  345,602
  Accumulated net realized loss on investments, options and
    foreign currency transactions                                   (4,135,663)
  Net unrealized depreciation of investments and foreign
    currency denominated assets and liabilities                        (87,780)
                                                                   $55,777,941

NET ASSET VALUE PER SHARE (based on 33,667,867 shares outstanding)       $1.66


See notes to financial statements.


5



STATEMENT OF OPERATIONS
YEAR ENDED OCTOBER 31, 1995                   ALLIANCE WORLD INCOME TRUST, INC.
_______________________________________________________________________________

INVESTMENT INCOME
  Interest (net of foreign taxes withheld of $11,773)              $ 5,856,735

EXPENSES
  Advisory fee                                        $  451,385
  Distribution fee                                       624,994
  Audit and legal                                        131,274
  Administrative                                         117,374
  Custodian                                              102,423
  Transfer agency                                         88,540
  Registration                                            32,011
  Amortization of organization expenses                   30,908
  Printing                                                23,401
  Directors' fee                                          21,090
  Miscellaneous                                            9,860
  Total expenses                                       1,633,260
  Less: Fees waived by Adviser and Distributor          (263,886)
  Net expenses                                                       1,369,374
  Net investment income                                              4,487,361

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS
  Net realized loss on investment transactions                      (2,640,608)
  Net realized loss on options and foreign currency transactions    (8,608,776)
  Net change in unrealized appreciation (depreciation) of:
    Investments                                                        266,102
    Options and foreign currency denominated assets and liabilities     81,670
  Net loss on investments and foreign currency transactions        (10,901,612)

NET DECREASE IN NET ASSETS FROM OPERATIONS                         $(6,414,251)


See notes to financial statements.


6



STATEMENT OF CHANGES IN NET ASSETS            ALLIANCE WORLD INCOME TRUST, INC.
_______________________________________________________________________________

                                                     YEAR ENDED     YEAR ENDED
                                                     OCTOBER 31,    OCTOBER 31,
                                                         1995          1994
                                                   -------------  -------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income                            $  4,487,361   $  4,704,704
  Net realized loss on investments, options
    and foreign currency transactions               (11,249,384)    (1,871,590)
  Net change in unrealized depreciation of
    investments, options and foreign currency
    denominated assets and liabilities                  347,772        567,711
  Net increase (decrease) in net assets from
    operations                                       (6,414,251)     3,400,825

DIVIDENDS TO SHAREHOLDERS
  Net investment income                                      -0-    (3,536,509)
  Tax return of capital                              (4,174,324)    (1,463,462)

CAPITAL STOCK TRANSACTIONS
  Net decrease                                      (36,943,380)   (44,713,749)
  Total decrease                                    (47,531,955)   (46,312,895)

NET ASSETS
  Beginning of year                                 103,309,896    149,622,791
  End of year (including undistributed net
    investment income of $345,602
    at October 31, 1995)                            $55,777,941   $103,309,896


See notes to financial statements.


7



NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 1995                              ALLIANCE WORLD INCOME TRUST, INC.
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance World Income Trust, Inc. (the "Fund"), was incorporated in the State of Maryland on October 29, 1990 as a non-diversified, open-end investment company. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Investments are stated at value. Investments for which market quotations are readily available are valued at the closing price on the day of valuation or, if no such closing price is available, at the mean of the last bid and ask price quoted on such day. Options are valued at market value or fair value using methods determined by the Board of Directors. Securities for which market quotations are not readily available are valued in good faith at fair value using methods determined by the Board of Directors. Securities which mature in 60 days or less are valued at amortized cost, which approximates market value, unless this method does not represent fair value. Restricted securities are valued at fair value as determined by the Board of Directors. In determining fair value, consideration is given to cost, operating and other financial data.

2. CURRENCY TRANSLATION
Assets and liabilities denominated in foreign currencies and commitments under forward foreign exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when accrued.

Net realized loss on options and foreign currency transactions of $8,608,776 represent foreign exchange gains and losses from sales and maturities of securities, holdings of foreign currencies, options on foreign currencies, exchange gains and losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of interest recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net change in unrealized appreciation (depreciation) foreign currency denominated assets and liabilities represents net currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates.

3. ORGANIZATION EXPENSES
Organization expenses of approximately $153,000 have been deferred and are being amortized on a straight-line basis through December 1995.

4. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if applicable, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

5. INVESTMENT INCOME AND SECURITY TRANSACTIONS
Interest income is accrued daily. Security transactions are accounted for on the date securities are purchased or sold. Security gains and losses are determined on the identified cost basis. The Fund accretes discounts as adjustments to interest income.

6. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with income tax regulations.

7. RECLASSIFICATIONS OF NET ASSETS
As of October 31, 1995, differences totalling ($32,565) and ($10,072,238) were reclassified from undistributed net investment income and accumulated net realized loss on investments to additional paid-in-capital, respectively. These reclassifications were the result of permanent book to tax differences resulting from foreign currency losses and tax return of capital distributions. These reclasses had no effect on net investment income, net realized gains and losses and net assets.


8



                                              ALLIANCE WORLD INCOME TRUST, INC.
_______________________________________________________________________________

NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser"), an advisory fee at an annual rate of
 .65 of 1% of the average daily net assets of the Fund. Such fee is accrued daily and paid monthly. For the year ended October 31, 1995, the Adviser agreed to waive a portion of its advisory fee. The amount of such fee waiver was $111,110.

The Adviser has agreed under the terms of the advisory agreement, to reimburse the Fund to the extent that its aggregate expenses (exclusive of interest, taxes, brokerage, distribution fees, and extraordinary expenses) exceed the limits prescribed by any state in which the Fund's shares are qualified for sale. The Fund believes that the most restrictive expense ratio limitation currently imposed by any state is 2 1/2% of the first $30 million of the Fund's average daily net assets, 2% of the next $70 million of the Fund's average daily net assets and 1 1/2% of its average daily net assets in excess of $100 million. No reimbursement was required by the Adviser for the year ended October 31, 1995. Pursuant to the advisory agreement, the Fund also paid $117,374 to the Adviser representing the costs of certain legal and accounting services provided to the Fund by the Adviser for the year ended October 31, 1995.

The Fund compensates Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $88,540 for the year ended October 31, 1995.

NOTE C: DISTRIBUTION SERVICES AGREEMENT
The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays a distribution fee to the Distributor at an annual rate of up to .90 of 1% of the average daily net assets of the Fund. Such fee is accrued daily and paid monthly. For the year ended October 31, 1995, the Distributor agreed to waive a portion of its distribution fee. The amount of such fee waiver was $152,776. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D: INVESTMENT TRANSACTIONS
The Fund enters into forward exchange currency contracts for investment purposes and to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain firm purchase and sale commitments denominated in foreign currencies. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in realized gains or losses from foreign currency transactions.

Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund.
The Fund's custodian will place and maintain cash not available for investment or government securities in a separate account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.


9



NOTES TO FINANCIAL STATEMENTS (CONTINUED)     ALLIANCE WORLD INCOME TRUST, INC.
_______________________________________________________________________________

At October 31, 1995, the Fund had outstanding forward exchange currency contracts, as follows:


                                 CONTRACT   VALUE ON    U.S. $     UNREALIZED
                                  AMOUNT  ORIGINATION   CURRENT   APPRECIATION
                                   (000)      DATE       VALUE   (DEPRECIATION)
                                 -------  ----------  ---------- --------------
FOREIGN CURRENCY BUY CONTRACTS
------------------------------
Australian Dollars,
  expiring 12/18/95                4,600  $3,465,736  $3,497,390    $ 31,654
British Pounds,
  expiring 1/25/96                   810   1,275,467   1,278,088       2,621
Canadian Dollars,
  expiring 11/17/95                  750     546,050     558,181      12,131
Deutsche Marks,
  expiring 12/04/95-1/22/96        6,300   4,426,956   4,490,094      63,138
Japanese Yen,
  expiring 1/11/96               140,000   1,430,981   1,384,758     (46,223)
New Zealand Dollars,
  expiring 11/06/95                2,707   1,805,278   1,785,841     (19,437)
Thailand Baht,
  expiring 6/28/96                30,000   1,171,646   1,162,324      (9,322)

FOREIGN CURRENCY SALE CONTRACTS
-------------------------------
British Pounds,
  expiring 1/25/96                   810   1,271,700   1,277,986      (6,286)
Canadian Dollars,
  expiring 11/17/95                4,250   3,175,330   3,163,893      11,437
Deutsche Marks,
  expiring 1/22/96                 9,138   2,710,463   2,851,973    (141,510)
Japanese Yen,
  expiring 1/11/96               310,000   3,457,935   3,065,325     392,610
New Zealand Dollars,
  expiring 11/15/95-11/21/95       5,200   3,376,662   3,427,771     (51,109)
Swiss Francs,
  expiring 12/04/95-1/18/96        5,139   4,510,067   4,549,422     (39,355)
                                                                    $200,349


For hedging purposes, the Fund purchases and writes (sells) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Fund on the expiration


10



                                              ALLIANCE WORLD INCOME TRUST, INC.
_______________________________________________________________________________

date as realized gains from option transactions. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

Transactions in options written for the year ended October 31, 1995 were as follows:


                                              NUMBER OF
                                              CONTRACTS     PREMIUMS
                                              ---------    ---------
Options outstanding at beginning of year          -0-      $     -0-
Options written                                    2         10,533
Options expired                                   (2)       (10,533)
Options outstanding atend of year                 -0-      $     -0-


At October 31,1995, the cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation of investments was $231,764 and gross unrealized depreciation of investments was $519,142, resulting in net unrealized depreciation of $287,378 (excluding foreign currency transactions).

For federal income tax purposes, the Fund had a capital loss carryforward at October 31, 1995 of $4,135,663 of which $23,238 expires in 1997, $293,011 in
1998, $104,550 in 1999, $833,703 in 2000, $240,553 in the year 2002, and
$2,640,608 in 2003.

NOTE E: CAPITAL STOCK
There are 3,000,000,000 shares of $.002 par value capital stock authorized. Transactions in capital stock were as follows:


                                 SHARES                       AMOUNT
                       --------------------------  ----------------------------
                        YEAR ENDED    YEAR ENDED     YEAR ENDED     YEAR ENDED
                        OCTOBER 31,   OCTOBER 31,    OCTOBER 31,    OCTOBER 31,
                            1995          1994           1995           1994
                       ------------  ------------  -------------  -------------
Shares sold              1,085,952     2,858,942   $  1,896,175   $  5,387,971
Shares issued in
  reinvestment of
  dividends and
  distributions          1,306,475     1,480,493      2,239,687      2,789,287
Shares issued in
  connection with
  the acquisition
  of Alliance
  Multi-Market
  Income Trust, Inc             -0-    6,394,561             -0-    12,128,360
Shares redeemed        (23,684,048)  (34,551,165)   (41,079,242)   (65,019,367)
Net decrease           (21,291,621)  (23,817,169)  $(36,943,380)  $(44,713,749)


NOTE F: ACQUISITION OF THE ALLIANCE MULTI-MARKET INCOME TRUST, INC.
On September 1, 1994, the Fund acquired all the net assets of the Alliance Multi-Market Income Trust, Inc., ("AMIT") pursuant to a plan of reorganization approved by AMIT's shareholders on August 26, 1994. The acquisition was accomplished by a tax-free exchange of 6,394,561 shares of the Fund for 6,522,868 shares of AMIT on September 1, 1994. The aggregate net assets of the Fund and AMIT immediately before the acquisition were $98,723,196 and $11,362,742 (including unrealized depreciation of $765,618), respectively. Immediately after the acquisition the combined net assets of the Fund amounted to $110,752,410.


11



FINANCIAL HIGHLIGHTS                          ALLIANCE WORLD INCOME TRUST, INC.
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDINGTHROUGHOUT EACH
PERIOD

                                                                                                DECEMBER 3,
                                                                                                 1990 (A)
                                                              YEAR ENDED OCTOBER 31,                TO
                                                   -----------------------------------------    OCTOBER 31,
                                                      1995       1994       1993       1992         1991
                                                   --------- ---------  ---------  ---------  --------------
Net asset value, beginning of period                 $1.88      $1.90      $1.91      $1.98        $2.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income                                  .11(d)     .18        .22        .19.          14
Net realized and unrealized loss on investments
  and foreign currency transactions                   (.23)      (.12)      (.16)      (.17)        (.03)
Net increase (decrease) in net asset value from
  operations                                          (.12)       .06        .06        .02          .11

LESS:DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income and other
  sources                                               -0-      (.05)      (.07)      (.09)        (.13)
Tax return of capital                                 (.10)      (.03)        -0-        -0-          -0-
Total dividends and distributions                     (.10)      (.08)      (.07)      (.09)        (.13)
Net asset value, end of period                       $1.66      $1.88      $1.90      $1.91        $1.98

TOTAL RETURN:
Total investment return based on net asset value(b)  (6.35)%     3.27%      3.51%      1.26%        6.08%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)          $55,778   $103,310   $149,623   $318,716   $1,059,222
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements             1.97%      1.70%      1.54%      1.59%        1.85%(c)
  Expenses, before waivers/reimbursements             2.35%      2.08%      1.92%      1.87%        1.85%(c)
  Net investment income                               6.46%      3.96%      5.14%      7.21%        7.29%(c)


(a)  Commencement of operations.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.

(c)  Annualized.

(d)  Based on average shares outstanding.


12



REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS                          ALLIANCE WORLD INCOME TRUST, INC.
_______________________________________________________________________________

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
ALLLIANCE WORLD INCOME TRUST, INC.

We have audited the accompanying statement of assets and liabilities of Alliance World Income Trust, Inc. (the "Fund"), including the portfolio of investments, as of October 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alliance World Income Trust, Inc. at October 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.

Ernst & Young LLP

New York, New York
December 11, 1995


13



                                              ALLIANCE WORLD INCOME TRUST, INC.
_______________________________________________________________________________

BOARD OF DIRECTORS
JOHN D. CARIFA, CHAIRMAN AND PRESIDENT
RUTH BLOCK (1)
DAVID H. DIEVLER (1)
JOHN H. DOBKIN (1)
WILLIAM H. FOULK, JR. (1)
DR. JAMES M. HESTER (1)
CLIFFORD L. MICHEL (1)
ROBERT C. WHITE (1)

OFFICERS
KATHLEEN A. CORBET, SENIOR VICE PRESIDENT
WAYNE D. LYSKI, SENIOR VICE PRESIDENT
DOUGLAS J. PEEBLES, VICE PRESIDENT
EDMUND P. BERGAN, JR., SECRETARY
MARK D. GERSTEN, TREASURER AND CHIEF FINANCIAL OFFICER
PATRICK J. FARRELL, CONTROLLER

CUSTODIAN
BROWN BROTHERS HARRIMAN & CO.
40 Water Street
Boston, MA 02109

PRINCIPAL UNDERWRITERS
ALLIANCE FUND DISTRIBUTORS, INC.
1345 Avenue of the Americas
New York, NY 10105

LEGAL COUNSEL
SEWARD & KISSEL
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT
ALLIANCE FUND SERVICES, INC.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-free 1-(800)-221-5692

INDEPENDENT AUDITORS
ERNST & YOUNG LLP
787 Seventh Avenue
New York, NY 10019


(1)  Member of the Audit Committee.


14



ALLIANCE WORLD INCOME TRUST, INC.
1345 Avenue of the Americas
New York, NY  10105
(800) 221-5672

ALLIANCECAPITAL
MUTUAL FUNDS WITHOUT THE MYSTERY.

THIS REPORT IS INTENDED SOLELY FOR DISTRIBUTION TO CURRENT SHAREHOLDERS OF THE FUND.

R THESE REGISTERED SERVICE MARKS USED UNDER LICENSE FROM THE OWNER, ALLIANCE CAPITAL MANAGEMENT L.P.

WITAR